Exhibit 10.37

CERTAIN INFORMATION IDENTIFIED WITH [***] HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
SUPPLY AGREEMENT
BETWEEN
NOVAVAX INC
AND
SERUM INSTITUTE OF INDIA PVT. LTD.
AND
SERUM LIFE SCIENCES LIMITED

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This Supply Agreement (“Supply Agreement”) is made effective as of 25 October 2021 (“Effective Date of the Supply Agreement”) by and between Novavax, Inc., a Delaware USA corporation having a place of business at 21 Firstfield Rd., Gaithersburg, MD 20878 (“Novavax”, which expression shall, unless repugnant to the context thereof, mean and include its Affiliates, successors and permitted assigns), Serum Institute of India Private Limited, a company incorporated under the Companies Act, 1956 of India with registration number U80903PN1984PTC03294, and having its registered address as 212/2, Off Soli Poonawalla Road, Hadapsar, Pune 411028 India (“SIIPL”, which expression shall, unless repugnant to the context thereof, mean and include its Affiliates, successors and permitted assigns), and Serum Life Sciences Limited, a company duly incorporated having its registered office situated in England and Wales, formerly known as Covicure Holdings Limited having its principal office at 12 New Fetter Lane, London, United Kingdom, EC4A 1JP (“SLS”). Novavax, SLS and SIIPL may each be referred to herein individually as a “Party” and collectively as the “Parties.” All capitalized terms, which are not defined under this Supply Agreement, shall have the same meaning ascribed to them in the Amended and Restated License and Supply agreement between the Parties, dated as on July 1, 2021 (the “License Agreement”).
RECITALS
WHEREAS, Under the License Agreement, Novavax has granted SIIPL an exclusive license [for the SIIPL Exclusive Territory (as defined in the License Agreement)] and a non-exclusive license [for the SIIPL Non-Exclusive Territory (as defined in the License Agreement)] to Manufacture and use the Drug Substance along with the Adjuvant (supplied by Novavax) and the Novavax Know-How to Develop, Manufacture, and Commercialize a Product;
AND WHEREAS, under Section 14.2 (Supply and Purchase of Drug Substance and / or Product by SIIPL) of the License Agreement, Parties have agreed that SIIPL shall, on mutually agreed terms and conditions, supply the Drug Substance and / or Product to Novavax in such quantities as may be required by Novavax for further commercialisation by Novavax in the Novavax Exclusive Territory and/or the SIIPL Non-Exclusive Territory (each, as defined in the License Agreement) as the case may be;
AND WHEREAS, SIIPL and SLS are Affiliates are each other and it is agreed between the Parties that SLS shall supply the Product Manufactured by SIIPL;
AND WHEREAS, the Parties wish to record in writing the technical and commercial terms for such supply by SLS of the Product Manufactured by SIIPL to Novavax for further commercialisation by Novavax in the Novavax Exclusive Territory and/or the SIIPL Non-Exclusive Territory;
AND WHEREAS, the Parties agree and accept that the Recitals stated above shall form an integral and enforceable part of the Supply Agreement, just like any other provision contained hereunder.
NOW THEREFORE, the Parties covenant to each other as under –
Article 1.Definitions
1.1“Business Day” means any day other than a Sunday, or bank or other public holiday in either Washington D.C., U.S.A, or Pune, India
1.2“cGMPs” means current Good Manufacturing Practices regulations and standards enforced by the U.S. Food and Drug Administration, European Medicines Agency, Medicines & Healthcare products Regulatory Agency (MHRA) in the

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United Kingdom or other applicable regulatory bod(ies) in other jurisdictions and which apply to the Manufacturing of the Product under this Supply Agreement.
1.3“Certificate of Analysis” or “CoA” means, with respect to a Supply Batch, a certificate in the applicable format for the applicable Product manufactured under cGMP, from time to time during the term of Supply Agreement, issued by SIIPL, either itself, or through an Affiliate or Subcontractor, and executed by SIIPL’s responsible person certifying that a Supply Batch meets the Product Requirements and such other criteria as identified in the Certificate of Analysis.
1.4“Certificate of Conformance” or “CoC” means, with respect to a Supply Batch, a certificate in the applicable format for the applicable Product from time to time during the Term of the Supply Agreement, issued by SIIPL, either itself or through an Affiliate’s or Subcontractor’s, quality department and executed by SIIPL’s responsible person (a) listing the date of manufacture, unique Supply Batch number, and quantity of Product in such Supply Batch, (b) certifying that such Batch was Manufactured in compliance with the applicable Product Requirements, and (c) certifying that all investigative and corrective action reports are completed and approved.
1.5“Commercialize”, “Commercializing” or “Commercialization” or “Commercialized” for the purpose of this Supply Agreement, means any and all activities undertaken by Novavax in and limited to Novavax Exclusive Territory or SIIPL Non-Exclusive Territory which are directed to the marketing, promotion, distribution, pricing, reimbursement, offering for sale, and sale of the Product and interacting with Governmental Authority in the applicable country or region for the Product, but excluding activities directed to Manufacturing, Medical Affairs, or Development.
1.6“Commercially Reasonable Efforts” means, [***].
1.7“Facility” means any facility set forth on Exhibit A (Facilities) in which Product is Manufactured, either by SIIPL (itself or through an Affiliate or Subcontractor). For the purpose of clarity, consent of Novavax is hereby deemed granted for the Facilities listed in the Exhibit A as of the Effective Date.
1.8“Latent Defect” means [***].
1.9“Manufacturing Defect” means [***].
1.10“Manufacturing Process” means the process, or applicable portion(s) thereof for the Manufacture, analysis, documentation, quality evaluation, storage, and shipping of components, intermediates, and Product.
1.11“Product Requirements” means the applicable Certificate of Analysis, and Certificate of Conformance, cGMP, any applicable Regulatory Approval, the requirements of all applicable Regulatory Authorities, the Quality Agreement and the Applicable Law.
1.12“Regulatory Approval” shall mean (i) with respect to Novavax, all necessary approvals, authorizations, licenses or permissions under the Applicable Law or by the applicable Government / Regulatory / other concerned Authority, towards import into, and sale and commercialization of the Product in, each country in the Novavax Exclusive Territory and/or the SIIPL Non-Exclusive Territory, and (ii)

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with respect to SIIPL, all necessary approvals, authorizations, licenses or permissions under the Applicable Law or by the applicable Government / Regulatory / other concerned Authority towards Manufacture of the Products.
1.13“Regulatory Authority” means any governmental agency or authority, responsible for granting Regulatory Approvals for the Product in a country within the Novavax Exclusive Territory or the SIIPL Non-Exclusive Territory, and including, without limitation, the FDA in the United States, the EMA in the European Union and the MHRA in the United Kingdom.
1.14“Statement of Work” or “SOW” means a mutually agreed upon document setting forth the pricing, INCOTERMS, delivery details and payments and other pertinent information, in order to prepare for, initiate and conduct the activities contemplated under this Supply Agreement, for the Development and Manufacture and supply of the Product.
1.15“Supply Batch” means a quantity of Product supplied to Novavax under any Firm Purchase Order under this Supply Agreement, that is intended to have uniform character and quality and that has been or is being supplied in accordance with the applicable Specifications during the same cycle of Manufacturing.
Article 2.Delivery, Inspection and Recall for Product to be supplied by SIIPL to Novavax
2.1Statement of Work.
Novavax will provide SIIPL and SLS a Statement of Work in the form and format mutually agreed between the Parties setting out, among other details, the quantity of the Product to be supplied, the desired destination of delivery of the Product, [***] agreed for the delivery. Such a SOW shall be provided by Novavax at least [***] before issuing a Proposed Purchase Order (as defined hereunder). For the sake of clarity, the SOW is not binding on SIIPL or SLS until the same is executed by the Parties.
2.2Firm Purchase Orders.
Subsequent to SIIPL and SLS accepting the SOW, Novavax will issue a proposed written purchase order to SIIPL and SLS (each a “Proposed Purchase Order”) specifying the quantity of Product being ordered [***], the price per dose [***], the requested delivery date (“Product Delivery Date”), Novavax Purchase Order number, place of delivery (“Product Delivery Destination”), and any other information necessary for the [***] delivery of such Product.
2.2.1Acceptance of Firm Purchase Orders.
SIIPL and SLS will review each Proposed Purchase Order and will, no later than [***] after SIIPL’s and SLS’ receipt of each such Proposed Purchase Order, notify Novavax in writing of SIIPL’s / SLS’ acceptance, rejection or proposed modification of such Proposed Purchase Order; provided that neither SIIPL nor SLS may reject any Proposed Purchase Order that sets forth the same quantities and deliver dates set forth in the applicable SOW, unless Novavax is unable to provide the necessary quantities of Adjuvant required for such volumes (each a “Firm Purchase Order”).

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2.2.2No Other Terms.
No terms, provisions, or conditions of any Firm Purchase Order that conflict with the terms of this Supply Agreement or License Agreement or terms, provisions or conditions of any other business form or written authorization used by Novavax or SIIPL will have any effect on the rights, duties, or obligations of the Parties under or otherwise modify this Supply Agreement, License Agreement, any other Proposed Purchase Order or any other Firm Purchase Order, regardless of any failure of Novavax or SIIPL to object to such terms, provisions, or conditions.
2.3Subcontracting.
2.3.1The Parties agree that SIIPL / SLS can subcontract or have the SIIPL’ / SLS’ obligations subcontracted provided that the Subcontractors have been appointed in accordance with the Quality Agreement.
2.3.2[***].
2.3.3[***].
2.4Product Delivery.
SLS will deliver Products to the Product Delivery Destination and in accordance with the [***] specified in the applicable Firm Purchase Order (“Product Delivery”). Title and risk of loss or damage to Products will [***]. SIIPL will Manufacture or have Manufactured, either itself or through an Affiliate or Subcontractor approved under this Supply Agreement, and deliver the Product, either itself, or through SLS, specified in an accepted Firm Purchase Order for delivery on the applicable Product Delivery Date, or such other extended delivery date mutually agreed to between the Parties.
2.4.1Delivery Responsibilities.
SIIPL/SLS will notify Novavax when a Batch of the Product is ready to be shipped. SIIPL/SLS or another Affiliate or Subcontractor under this Supply Agreement, will be responsible for appropriate packaging, labelling, and issuance of carrier’s declaration for all Products shipped under this Supply Agreement. SIIPL/SLS and Novavax will ensure that each of their respective employees involved in activities related to shipments (and in the case of Novavax, receipt of shipments) of Product have received [***] training to properly handle such Product.
If it is mutually agreed between the Parties that SIIPL/SLS will deliver the Product to a designee of Novavax in certain specified countries, then the quantities and delivery obligations for such supply of Product shall be recorded under the relevant SOW.
2.4.2Storage.
Novavax shall [***] take delivery of Batches of the Product at the Product Delivery Destination [***]. If Novavax fails to make arrangements to take delivery of any Products on the applicable Product Delivery Date, [***].

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2.4.3Failure to Satisfy Product Delivery Date.
If SIIPL fails to deliver the full quantity of the Product ordered in a Firm Purchase Order on the delivery date set forth in such Purchase Order (“Supply Failure”), then SIIPL shall not be held liable for any Supply Failure to the extent due to [***].
2.5Product Labelling.
Since the Product shall be Manufactured by SIIPL and supplied to Novavax by SLS / SIIPL for sale and Commercialisation by Novavax in the Novavax Exclusive Territory and SIIPL Non-Exclusive Territory, the Parties shall mutually agree [***] on the Product packaging and labelling requirements on a country-to-country basis. Accordingly, the Firm Purchase Order, as may be applicable, shall specify and include all packaging and labeling requirements for the Product to be supplied by SIIPL/SLS, or another Affiliate or Subcontractor approved under this Supply Agreement, under such Firm Purchase Order.
2.6Non-Conforming Batches of the Product.
Novavax will have the right to inspect and determine whether each Batch conforms to the applicable Product Requirements and the quantity of supplied Product as per the Firm Purchase Order and/or the Quality Agreement. In case of [***] nonconformance of a particular batch as per the applicable Firm Purchase Order and/or the Quality Agreement, then SIIPL will [***].
2.6.1Product Non-Conformance Disputes.
In the event of a disagreement between the Parties concerning whether or not a Batch meets the applicable Product Requirements, Novavax and SIIPL will appoint [***] to undertake analysis of the Batch to determine whether or not it meets the applicable Product Requirements. Each Party will [***] cooperate with and provide [***] information, documentation, and materials [***] relevant to the disagreement to the [***]. [***]. All costs and expenses incurred by the [***] (Non-Conformance Disputes) shall be borne by [***].
2.7Latent Defects, Pharmacovigilance, Adverse Events and Recalls.
All Parties confirm that since -
(i)SIIPL and SLS or other Affiliates or Subcontractors are performing this Supply Agreement solely for Novavax;
(ii)Novavax owns, controls and shall sell Adjuvant to SIIPL/SLS under the Supply Agreement; and
(iii)Novavax shall have the right to inspect and determine whether each Batch conforms to the applicable Product Requirements hence, Novavax will have [***], over handling any and all claims related to (a) any Latent Defects in the Products, (b) all pharmacovigilance activities, (b) any adverse events notifications and complaints, and (c) whether and under what circumstances to require a Recall of the Product in a country in the Novavax Exclusive Territory and SIIPL Non-Exclusive Territory. [***].

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2.8Conditions for Manufacture, Supply and Delivery of Product by SIIPL/SLS.
2.8.1SIIPL shall commence Manufacturing operations, either itself or through an Affiliate or Subcontractor, and shall supply and deliver the Product only after it receives all Regulatory Approvals and [***] approvals, authorizations, permissions, licenses or any other requirements, conditions or approvals of the Regulatory Authority / Government Authority in [***].
2.8.2Novavax confirms that the Manufacture, supply and Product Delivery obligations of SIIPL/SLS in relation to the Product under each and every Firm Purchase Order are entirely subject to receipt by SIIPL and SLS of all Regulatory Approvals and any [***] authorisations from the Regulatory Authority / Government Authority, including any export permissions and / or any other requirements, conditions or approvals in [***].
2.8.3[***].
Article 3.Regulatory matters for the Supply Agreement
3.1Regulatory Approvals.
Specific and restricted to the context of this Supply Agreement, SIIPL, either itself or through an Affiliate or Subcontractor, will be [***] for obtaining and maintaining any permits or other Regulatory Approvals required under Applicable Law to Manufacture or have Manufactured the Product. [***]. All such documents shall be available in English. If Novavax requires such documentation to be translated into a non-English language, then SIIPL will provide a certified translation in the language requested by Novavax [***].
3.2Documentation for Product Master File.
[***], SIIPL, either itself or through an Affiliate or Subcontractor approved under this Supply Agreement, will maintain and keep updated drug master files for the Product. SIIPL shall provide all [***] documentation to Novavax [***]. At Novavax [***] request, SIIPL will take other [***] as may be requested by any Regulatory Authorities to give Novavax the benefit of such master files.
3.3Records and Accounting by SIIPL.
SIIPL/SLS will keep and shall ensure that any other Affiliates and Subcontractors engaged in this Supply Agreement keeps records of the Manufacture (including production data), testing, and shipping of each Batch and retain samples of all Batches in accordance with the applicable quality agreement executed by all Parties for the Product being supplied under this Supply Agreement (the “Quality Agreement”).
3.4Audits and Regulatory Inspections.
Audits and regulatory inspection of SIIPL’s manufacturing facility / those of SLS/ of any Subcontractor’s facilities approved for use under this Supply Agreement, as the case may be, shall be conducted in accordance with the Quality Agreement. Novavax agrees to execute [***] confidentiality agreement required by any Affiliate or Subcontractor of SIIPL (including SLS) in connection with such visit,

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audit or inspection of the facilities of such Affiliate or Subcontractor, and will comply with such Affiliate’s or Subcontractor’s reasonable rules and regulations. In the event Novavax foresees the existence of an operational issue in the Manufacture of any component of the Product that Novavax [***] believes [***] may result in a cGMP or other regulatory deficiency or failure of SIIPL to meet its obligations under this Supply Agreement or the Quality Agreement (such as failure of a Product to meet the Product Requirements), then Parties shall agree [***] to conduct joint inspections.
3.5Notification of Regulatory Inspections.
If any Governmental Authority provides SIIPL notice of its intent to conduct an inspection or investigation, or to take any other type of regulatory action with respect to any facility where the Product is manufactured under this Supply Agreement, then SIIPL will give Novavax notice [***] of its receipt of such notice. SIIPL will provide to Novavax information and findings pertaining thereto [***] after receipt. [***], then Novavax shall be entitled to be present during any such inspection or investigation.
3.6Reports.
SIIPL/SLS will supply [***] data [***] relating to the Products, [***], that Novavax requires or otherwise requests[***]. Further, SIIPL/SLS will provide Novavax with written reports in the format [***] required by Novavax and hold meetings with Novavax’ representatives [***] on the progress of their performances under this Supply Agreement [***].
3.7Complaints.
In connection with any Product complaints or customer communications [***] relating to the Product that are received by SIIPL/SLS, SIIPL/SLS will ***] report such to Novavax. In addition to what is agreed between the Parties under the Quality Agreement, for the sake of clarity, it is reiterated that Novavax shall be [***] to conduct investigation of any such complaints and otherwise handle all claims or complaints towards any Latent Defects in the Products, or any adverse events notifications, or any Product recalls.
Article 4.Payments; Invoicing; Taxes; Financial Reports
4.1Invoice and Payment.
4.1.1SLS will issue to Novavax a written invoice (i) in accordance with each Firm Purchase Order or (ii) upon Product Delivery set forth in a Firm Purchase Order, and Novavax will pay SLS all undisputed amounts set forth in such Firm Purchase Order within [***] of receipt of each such invoice.
4.1.2All invoices issued and payments to be made between the Parties under this Supply Agreement shall be made in U.S. dollars and shall be paid by wire transfer in immediately available funds to a bank account designated by SLS.
4.1.3If, due to restrictions or prohibitions imposed by national or international authority, a given payment cannot be made as provided in this Section 4.1,

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then the Parties will consult with a view to finding a [***] acceptable solution. Upon agreement of the Parties in a Firm Purchase Order, Novavax may deliver such payment in the relevant country and in the local currency of the relevant country.
4.2Taxes
4.2.1Responsibility.
Except as expressly set forth in Section 4.2.2 (Withholding Taxes) and stated below, each Party will pay any and all taxes levied by Applicable Law on account of all payments received by such Party from the other Party or any third party as a result of this Agreement, including all taxes based on any net income of such Party.
4.2.2Withholding Taxes.
SLS will provide such information and documentation to Novavax as are [***] requested by Novavax to determine if any withholding taxes apply to any payments to be made by Novavax to SLS under this Agreement. If any taxes are required to be withheld with respect to any such payments to be made by Novavax to SLS under this Agreement, Novavax will: (a) deduct those taxes from the remittable payment, (b) pay the taxes to the proper taxing authority, (c) send evidence of the obligation together with proof of tax payment to SLS [***], and (d) [***]. [***]. [***].
4.2.3No other Taxes.
No other taxes would be levied/withheld by either Party other than the taxes mentioned specifically above.
4.2.4[***].
[***]. [***].
Article 5.Intellectual Property
5.1Background Intellectual Property.
Each Party retains its respective ownership (a) in its Background IP or (b) in intellectual property determined to be owned by such Party in accordance with the License Agreement (collectively, “Background Intellectual Property”).
5.2Ownership of Improvements.
5.2.1Novavax shall own all right in and title to improvements made to [***]. [***]. In the event SIIPL, either itself or through an Affiliate or Subcontractor, conceives, develops or reduces to practice during the Term of this Supply Agreement any improvements to [***], then SIIPL shall [***] disclose in writing to Novavax any such improvements and the same shall form part and parcel of [***].

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Ownership in all right in and title to all improvements other than [***] shall be determined in accordance with all applicable provisions of the License Agreement, including, but not limited to, Article 9 of the License Agreement.
5.3Covenant Not to Sue.
Each Party acknowledges and agrees that the covenant not to sue described in Section 6.2 (Covenant Not to Sue) of License Agreement applies to the performance under and activities contemplated by this Supply Agreement.
Article 6.Confidentiality
6.1Definition.
“Confidential Information” means the terms and provisions of this Supply Agreement and other Know-How, trade secrets, inventions, materials, and other proprietary information and data of a financial, commercial, or technical nature (in whatever form) that a Party (“Disclosing Party”) or any of its Affiliates has supplied or otherwise made available to the other Party (“Receiving Party”) or its Affiliates, which are disclosed in writing or orally and whether or not specifically marked or designated by the Disclosing Party as confidential. For clarity, Novavax Confidential Information includes Adjuvant and all other data, information and Know-How associated therewith. For clarity, SIIPL’s /SLS’ Confidential Information includes (i) all data, information and Know-How owned or controlled by SIIPL /SLS in relation to any Development or Manufacturing activities conducted hereunder this Supply Agreement, (ii) all Records, reports books of accounts maintained by SIIPL/SLS in the performance of this Supply Agreement, and (iii) any nonpublic information or data that may be disclosed to or shared with, or to which Novavax or any of its Affiliates or any other Third Party acting on its behalf (including any auditors appointed by Novavax) may be exposed to during any site visits or inspection visits or regulatory visits at any of SIIPL’ / SLS’ and / or a Subcontractor’s facilities (as the case may be).
6.2Obligations on Receiving Party.
The Receiving Party will (a) protect all Confidential Information of the Disclosing Party against unauthorized disclosure to Third Parties and (b) not use or disclose the Confidential Information of the Disclosing Party, except as permitted by or in furtherance of exercising rights or carrying out obligations hereunder. The Receiving Party will treat all Confidential Information provided by the Disclosing Party with the same degree of care as the Receiving Party uses for its own similar information, but in no event less than a reasonable degree of care. The Receiving Party may disclose the terms and conditions of this Supply Agreement and the Confidential Information to its Affiliates, and their respective directors, officers, employees, Subcontractors, sublicensees, consultants, attorneys, accountants, banks, financial advisors, funders and investors (collectively, “Representatives”) who have an absolute need-to-know such information to carry out the activities and transactions or to exercise its rights contemplated by this Supply Agreement, provided that the such Representatives are bound by written obligations of confidentiality at least as restrictive as those set forth in this Supply Agreement. Each Party will promptly notify the other Party of any misuse or unauthorized disclosure of the other Party’s Confidential Information.
6.3Exceptions to Confidentiality.

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The obligations under this Article 6 (Confidentiality) will not apply to any information to the extent the Receiving Party [***]:
6.3.1is (at the time of disclosure) or becomes (after the time of disclosure) known to the public or part of the public domain through no breach of this Supply Agreement by the Receiving Party or any Representatives to whom it disclosed such information;
6.3.2was known to, or was otherwise in the possession of, the Receiving Party prior to the time of disclosure by the Disclosing Party;
6.3.3is disclosed to the Receiving Party on a non-confidential basis by a Third Party who is entitled to disclose it without breaching any confidentiality obligation to the Disclosing Party; or
6.3.4is independently developed by or on behalf of the Receiving Party or any of its Affiliates, as evidenced by its written records, without use or access to the Confidential Information.
6.4Permitted Disclosures.
6.4.1Compliance with Law.
The Receiving Party may disclose Confidential Information of the Disclosing Party that the Receiving Party is required to disclose under Applicable Laws or a court order or other governmental order, [***].
6.4.2SEC Filings and Other Disclosures.
Novavax may disclose such [***] redacted terms of this Supply Agreement [***] only to the extent [***] required to comply with the rules and regulations promulgated by the United States Securities and Exchange Commission or similar security regulatory authorities in other countries. [***].
6.4.3Other Permitted Disclosure.
Notwithstanding the restrictions set forth in this Article 6 (Confidentiality), Novavax may disclose the terms and provisions of this Supply Agreement to any Third Party in connection with any actual or bona fide prospective acquisition, merger, financing, transfer or sale of all or substantially all of the assets of the business of Novavax to which this Supply Agreement relates as permitted under Section 11.3 (Assignment); provided that such Third Party is bound by written obligations of confidentiality at least as restrictive as those set forth in this Supply Agreement. Novavax agrees that in the event it is requested to disclose any portion of SIIPL’ Confidential Information to such Third Party for the context laid out above, then, it must secure [***] consent from SIIPL, [***].
6.4.4Continuing Confidentiality Obligations.
If and whenever any Confidential Information is disclosed in accordance with this Section 6.4 (Permitted Disclosures), such disclosure shall not

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cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Supply Agreement).
6.5Ongoing Obligation for Confidentiality.
Upon expiration or termination of this Supply Agreement, the Receiving Party will, and will [***] its Representatives to, destroy, delete, or return [***] any Confidential Information of the Disclosing Party, [***]. [***].
Article 7.Representations, Warranties and Covenants
7.1Representations, Warranties and Covenants of Each Party.
Each Party represents, warrants and covenants that:
7.1.1it is a corporation duly organized, validly existing, and in good standing under the laws of its jurisdiction of formation;
7.1.2it has full corporate power and authority to execute, deliver, and perform under this Supply Agreement, and has taken all corporate action required by Applicable Laws and its organizational documents to authorize the execution and delivery of this Supply Agreement and the consummation of the transactions contemplated by this Supply Agreement;
7.1.3this Supply Agreement constitutes a valid and binding agreement enforceable against it in accordance with its terms;
7.1.4all consents, approvals, and authorizations from all Governmental Authorities or other Third Parties required to be obtained in connection with this Supply Agreement have been obtained; and
7.1.5the execution and delivery of this Supply Agreement and all other instruments and documents required to be executed pursuant to this Supply Agreement, and the consummation of the transactions contemplated hereby do not and will not: (a) conflict with or result in a breach of any provision of its organizational documents; (b) result in a breach of any agreement to which it is a party that would impair the performance of its obligations hereunder; or (c) violate any Applicable Laws.
7.2Representations, Warranties and Covenants of SIIPL and SLS.
SIIPL and SLS, jointly, represent, warrant and covenant that:
7.2.1neither they nor any person or entity acting for or on behalf of SIIPL / SLS will, in connection with the performance of this Supply Agreement, (i) use any funds for contributions, gifts, entertainment, or other payments related to political activity or (ii) make any payment to any government official, in each case in violation of any Applicable Law;
7.2.2(i) neither they nor any Affiliate / Subcontractor has been debarred under the provisions of the Applicable Law, or by any Regulatory Authority, (ii) neither they nor any Affiliate / Subcontractor will use in any capacity, in

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connection with the performance of this Agreement, any person or entity who has been debarred pursuant to the foregoing, and (iii) if at any time during the term of this Supply Agreement, they or any person or entity engaged by SIIPL /SLS to perform this Supply Agreement (a) becomes debarred, or (b) receives notice of action or threat of action with respect to its debarment, SIIPL /SLS shall notify Novavax immediately, and Novavax shall have the right to terminate this Supply Agreement immediately.
7.3Batch Warranties.
SIIPL warrants that all Batches Manufactured, either by itself or through Subcontractor, under this Supply Agreement will:
7.3.1for Batches delivered for Commercial use, be Delivered with full title and with the applicable Certificate of Analysis, Certificate of Conformance, Master Batch Record, applicable master safety data sheet, and additional Batch-related documentation identified in the Quality Agreement;
7.3.2be Manufactured in accordance with cGMP or otherwise in accordance with all Applicable Law and the terms of the applicable Quality Agreement;
7.3.3at the time of the Product Delivery, conform to the applicable Product Specifications in all respects.
7.4Representations, Warranties and Covenants of Novavax.
Novavax represents, warrants and covenants that:
7.4.1All Novavax Background Intellectual Property, Adjuvant and any Novavax Know-How provided to SIIPL under this Supply Agreement or under any Firm Purchase Order have been Manufactured by Novavax (or procured from a Third Party manufacturing them, as the case may be), strictly in accordance with all Applicable Laws and cGMP;
7.4.2Novavax controls or has all such right title and interest in the Novavax Background Intellectual Property, Adjuvant, and any Novavax Know-How, as may necessary for supply to and use by SIIPL, either itself or through an Affiliate or Subcontractor, thereof, for the performance of SIIPL’s obligations under this Supply Agreement; and
7.4.3Supply to and use by SIIPL, either itself or through an Affiliate or Subcontractor, of any Novavax Background Intellectual Property, Adjuvant and any Novavax Know-How for the Development or Manufacture of the Product under this Supply Agreement or any Firm Purchase Order (i) is free of any Third Party lien, (ii) does not infringe any valid Third Party Intellectual Property Rights, (iii) is not in violation of any agreement or other contractual arrangement by which Novavax may be bound and (iv) is compliant with all Applicable Laws which may apply the Agreement.

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7.4.4Novavax assures and warrants that it shall sell the Adjuvant to SIIPL/SLS at an agreed price no higher than the price recorded under Exhibit B hereunder.
7.5DISCLAIMER OF WARRANTIES.
EXCEPT AS OTHERWISE EXPRESSLY SET FORTH HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR EXTENDS ANY WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING ANY IMPLIED WARRANTIES OF TITLE, NON-INFRINGEMENT, MERCHANTABILITY, OR FITNESS FOR A PARTICULAR PURPOSE.
7.6[***].
EXCEPT FOR DAMAGES RESULTING FROM [***], IN NO EVENT WILL EITHER PARTY HAVE ANY CLAIMS AGAINST OR LIABILITY TO THE OTHER PARTY WITH RESPECT TO ANY[***].
Article 8.Indemnification and Insurance
8.1Indemnification by SIIPL and SLS.
SIIPL and SLS, jointly, will indemnify, defend, and hold harmless Novavax and its Affiliates and their respective officers, directors, employees, successors, and permitted assigns, (each a “Novavax Indemnified Party”) from and against any and all losses, liabilities, damages, costs, fees, and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) suffered by any Novavax Indemnified Party in connection with any suits or claims brought by any Third Party (“Claims”) arising out of or resulting from (in each case, [***]:
8.1.1[***]
8.1.2[***]
8.1.3[***]
8.1.4[***]
8.1.5[***].
8.2Indemnification by Novavax.
Novavax will indemnify, defend, and hold harmless SIIPL, SLS and their Affiliates and their respective officers, Subcontractors, directors, employees, successors, and permitted assigns (each, a “SIIPL Indemnified Party”) from and against Losses suffered by any SIIPL Indemnified Party in connection with any Claims arising out of or resulting from [***]:
8.2.1[***]
8.2.2[***]
8.2.3[***]

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8.2.4[***]
8.2.5[***]
8.2.6[***]
8.2.7[***]
8.3Indemnification Procedure.
In connection with any Claim for which an Indemnified Party seeks indemnification from the other Party pursuant to this Supply Agreement, the Indemnified Party will: (a) give the other Party [***] written notice of the Claim; provided, [***]; (b) cooperate with the other Party, at the other Party’s expense, in connection with the defense and settlement of the Claim; and (c) permit the other Party to control the defense and settlement of the Claim; provided, however, that the other Party may not settle the Claim without the Indemnified Party’s prior written consent [***]. Further, the Indemnified Party will have the right to participate (but not control) and be represented in any suit or action by counsel of its selection and at its own expense.
8.4Insurance.
SIIPL (for itself and SLS) and Novavax, each at their own expense, shall obtain and thereafter maintain during the term of the Supply Agreement [***] all [***] insurance covering each Party’s performance under this Supply Agreement, as may be applicable to each Party under the respective Applicable Law. Each Party shall provide the other a certificate of insurance upon the written request of the other Party.
Article 9.Term and Termination
9.1Term.
This Supply Agreement will commence upon the Effective Date of the Supply Agreement and, if not otherwise terminated earlier pursuant to this Article 9, will continue in full force and effect until three (03) years or until two (2) years after the date of expiration or termination of the last Firm Purchase Order, whichever is later (“Term”).
9.2Termination for Cause.
9.2.1Either Party (“Non-Breaching Party”) will have the right, without prejudice to any other remedies available to it at law or in equity, to terminate this Agreement in the event the other Party breaches (“Breaching Party”) any of its material obligations hereunder and fails to cure such breach within [***] after receiving notice thereof; provided, however, that (a) if the breach by its nature is not curable, then the Non-Breaching Party will be entitled to seek such relief within [***] of providing written notice to the Breaching Party, and (b) [***] (“Cure Period”), in each case (a) and (b), at the end of which such termination shall become effective, unless, such allegedly breaching Party disputes such breach in accordance with Section 9.2.2 below. Any termination by a Party under this Section 9.2 (Termination for Cause) will be without

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prejudice to any damages or other legal or equitable remedies to which it may be entitled from the other Party.
9.2.2If the Parties [***] disagree as to whether there has been a material breach, including whether such breach was material or curable, the Party that disputes whether there has been a material / curable breach may contest the allegation in accordance with Section 11.2 (Dispute Resolution). Notwithstanding anything to the contrary in Section 9.2.1, if a Party contests the allegation in accordance with Section 11.2, the Cure Period for any dispute will extend from the date that written notice was first provided to the Breaching Party by the Non-Breaching Party until the end of the escalation period stipulated under Section 11.2, and it is understood and acknowledged that, during such period, all of the terms and conditions of this Agreement will remain in effect, and the Parties will continue to perform all of their respective obligations under this Agreement.
9.3Termination and Bankruptcy.
This Supply Agreement may be terminated by a Party [***] upon written notice to the other Party if the other Party files a petition in bankruptcy or of insolvency, or is adjudicated insolvent, or takes advantage of the insolvency law in any state or country, or makes an assignment for the benefit of creditors, or a receiver, trustee or other court officer is applied for or appointed for its property.
9.4Termination for Change of Control of Novavax.
SIIPL and SLS shall have the right, in their sole discretion to terminate this Supply Agreement by a written notice of [***] to Novavax, in the event Novavax undergoes a change of control event as stipulated under Section 11.3.2 and the party acquiring or merging with or in any other manner controlling Novavax (i) refuses to be bound by the terms and conditions of this Supply Agreement, or (ii) does not perform the obligations of Novavax under this Supply Agreement.
9.5Termination by Mutual Consent.
In the event the applicable Regulatory Authority in the Novavax Exclusive Territory or the SIIPL Non-Exclusive Territory does not approve any of the Products (or any other product containing or comprised of any of the Products) for marketing or distribution or withdraws marketing or distribution approval, or SIIPL/SLS fails to maintain the consents, approvals, and authorizations from all Governmental Authorities or other Third Parties required to Manufacture the Products then all Parties may mutually agree in good faith to decide the path forward, including modifications of the commercial terms and/or termination.
Article 10.Effects of Expiry / Termination
10.1Accrued Rights.
Expiration or termination of this Supply Agreement will not relieve the Parties of any liability that accrued hereunder prior to the effective date of such expiration or termination, nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this

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Supply Agreement, and any such expiration or termination will be without prejudice to the rights of either Party against the other.
10.2Return of Confidential Information.
Upon the expiration or termination of this Supply Agreement, the Receiving Party will [***] to the Disclosing Party [***] all Confidential Information of the Disclosing Party that is in the Receiving Party’s possession or under its control (other than any Confidential Information required to continue to exercise a Party’s rights that survive termination of this Supply Agreement). Notwithstanding the foregoing, the Receiving Party shall not be required to return or destroy Confidential Information contained in any computer system back-up records made in the ordinary course of business and shall be entitled to retain [***] Confidential Information, [***] to comply with Applicable Law and to monitor its continuing obligations under the Agreement, [***].
10.3Survival.
The following provisions, as well as any other provisions which by their nature are intended to survive termination or expiration, will survive termination or expiration of this Supply Agreement: Section 2.7 ( Latent Defects, Pharmacovigilance, Adverse Events and Recalls); Article 5 (Intellectual Property Rights); Article 6 (Confidential Information); Article 7 (Representations and Warranties); Article 8 (Indemnification and Insurance); Article 10 (Effects of Expiry / Termination) and Article 11 (Miscellaneous).
Article 11.Miscellaneous
11.1No Third Party Obligation on SIIPL / SLS
11.1.1Novavax expressly agrees that SIIPL and SLS are performing their obligations under this Supply Agreement, either themselves or through another Affiliate or Subcontractor, solely in the capacity of suppliers the Product in mutually agreed quantities between the Parties under any and all Firm Purchase Orders issued hereunder. SIIPL /SLS shall not be bound by or obligated to any Third Party to fulfill any Product supply commitments or assurances or covenants as a result of this Supply Agreement, whether as of Effective Date of this Supply Agreement, or at any time during the Term, which are given by Novavax to any Third Party, including without limitation to any Government Authority / Regulatory Authority in any country within the Novavax Exclusive Territory or the SIIPL Non-Exclusive Territory, or any international for-profit organization or any international non-profit organization or any statutory or governmental entity or any other private or public corporation (other than an Affiliate of Novavax), and Novavax shall be solely obligated to fulfill any and all of its covenants to any such Third Party without any recourse to SIIPL/SLS.
11.1.2For the sake of clarity, by executing this Supply Agreement, SIIPL/SLS shall not, either directly, or by any implication, be responsible for or become to a party to, any obligations, commitments, promises or other assurances by Novavax to any Third Party in relation to the supply of the Product, [***].

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11.2Dispute Resolution and Escalation.
The Parties recognize that a dispute may arise relating to this Supply Agreement. In the event of such a dispute, the authorized officers from each Party will negotiate [***] to settle any such dispute within [***]. If such officers are unable to resolve the dispute, then either Party may commence legal proceedings in accordance with Section 11.5 below.
11.3Assignment.
11.3.1Assigning to Affiliates.
No Party hereto may assign any right or obligation hereunder to a Third Party without the [***] consent of the other Party hereto. Notwithstanding the foregoing, either Party may assign this Agreement, or all of its rights or obligations hereunder to any Affiliate of such Party [***].
11.3.2Change of Control.
Subject to [***], Novavax may assign this Supply Agreement, or all of its rights or obligations hereunder and thereunder to any Affiliate of Novavax, or to any Person that acquires all or substantially all of the stock or assets of the business to which this Supply Agreement relates (by merger, stock or asset purchase, operation of law, or otherwise), provided that such Third Party acquiring Novavax shall be bound by the terms and conditions of this Supply Agreement and accordingly be obligated to perform all the obligations and responsibilities of Novavax under this Supply Agreement, and provided further that, in the event of any failure of any such party acquiring or merging with Novavax to comply with the provisions of this Section 11.3.2, SIIPL and SLS reserve their right to [***].
11.3.3Successors and Assigns.
This Supply Agreement will be binding on and insure to the benefit of the Parties, their executors, administrators, successors and permitted assigns.
11.4Severability.
Should one or more of the provisions of this Supply Agreement become void or unenforceable as a matter of law, then such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Supply Agreement, and the Parties agree to substitute a valid and enforceable provision therefor which, as nearly as possible, achieves the desired economic effect and mutual understanding of the Parties under this Supply Agreement.
11.5Governing Law and Legal Proceedings.
This Supply Agreement, and all claims arising under or in connection therewith, will be governed by and interpreted in accordance with the substantive laws of [***] without regard to conflict of law principles thereof. The United Nations Convention on Contracts for the International Sale of Goods shall not apply to any Purchase Order made pursuant to this Supply Agreement.

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11.6Waivers and Amendments.
The failure of any Party to assert a right hereunder or to insist upon compliance with any term or condition of this Supply Agreement will not constitute a waiver of that right or excuse a similar subsequent failure to perform any such term or condition by the other Party. No waiver will be effective unless it has been given in writing and signed by the Party giving such waiver. No provision of this Supply Agreement may be amended or modified other than by a written document signed by authorized representatives of each Party.
11.7Relationship of the Parties.
SIIPL and SLS are Affiliates of each other, however, nothing contained in this Supply Agreement will be deemed to constitute a partnership, joint venture, or legal entity of any type between SIIPL/SLS and Novavax, or to constitute one as the agent of the other. Moreover, as between SLS/SIIPL on the one hand, and Novavax on the other, this Supply Agreement, or any of the transactions contemplated hereby are not to be construed, as a partnership for any tax purposes and each Party will act solely as an independent contractor, and nothing in this Supply Agreement will be construed to give one the power or authority to act for, bind, or commit the other.
11.8Notices.
All notices, consents, waivers, and other communications under this Supply Agreement must be in writing and will be deemed to have been duly given when: (a) delivered by hand (with written confirmation of receipt); (b) sent by fax (with written confirmation of receipt), provided that a copy is sent by an internationally recognized overnight delivery service (receipt requested); or (c) sent by email to the addressee, and marked as “Notice” under this Section 11.8, provided sender receives electronic confirmation of receipt by such recipient, or (d) when received by the addressee, if sent by an internationally recognized overnight delivery service, receipt requested, in each case to the appropriate addresses and fax numbers set forth below (or to such other addresses and fax numbers as a Party may designate by written notice):
If to SIIPL:
Serum Institute of India Pvt. Ltd.
212/2, Off Soli Poonawalla Road,
Hadapsar, Pune, India - 411028
E: [***]
If to Novavax:
Novavax, Inc.
21 Firstfield Road
Gaithersburg, MD 20878
Attn:    [***]
E: [***]

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If to SLS:
Serum Life Sciences Ltd.
12 New Fetter Lane, London,
United Kingdom, EC4A 1JP
Attention: [***]
E: [***]
11.9Further Assurances.
Novavax, SLS and SIIPL hereby covenant and agree without the necessity of any further consideration, to execute, acknowledge, and deliver any and all such other documents and take any such other action as may be reasonably necessary or appropriate to carry out the intent and purposes of this Supply Agreement.
11.10No Third Party Beneficiary Rights.
Except as expressly provided in this Supply Agreement, this Supply Agreement is not intended to and will not be construed to give any Third Party any interest or rights (including any third party beneficiary rights) with respect to or in connection with any agreement or provision contained herein or contemplated hereby.
11.11Entire Agreement. This Supply Agreement, the Exhibit(s), Firm Purchase Orders, and the Quality Agreement, sets forth the entire agreement and understanding of the Parties as to the subject matter hereof and supersedes all proposals, oral or written, and all other prior communications between the Parties with respect to such subject matter. In the event of any conflict between a material provision of this Supply Agreement and any Firm Purchase Order, the order of precedence shall be as follows: Supply Agreement, the Exhibit(s) and the Firm Purchase Order, unless any such conflict is specifically and expressly identified in the applicable a Firm Purchase Order, in which case, such conflicting provision in the Firm Purchase Order shall control. Notwithstanding the foregoing, the Quality Agreement shall control with respect to all quality matters. Nothing stated herein this Supply Agreement shall derogate, or be interpreted to derogate from any provision of the License Agreement and the Parties agree that the License Agreement and Supply Agreement shall be read compositely. For the sake of clarity, the termination or expiry of this Supply Agreement shall not affect, and shall not mean (or be interpreted as to mean) expiry or termination of the License Agreement.
11.12Force Majeure.
Neither Party will be liable or deemed in default for failure to perform any duty or obligation that such Party may have under this Supply Agreement where such failure has been occasioned by any act of God, fires, earthquakes, strikes and labor disputes, acts of war, terrorism, civil unrest, other factors that affect the supply or procurement of Raw Materials, or intervention of any Governmental Authority (“Force Majeure”), and which is beyond its reasonable control; [***].
11.13Cumulative Remedies.
Except as otherwise set forth in this Supply Agreement, no remedy referred to in this Supply Agreement is intended to be exclusive, but each will be cumulative

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and in addition to any other remedy referred to in this Supply Agreement or otherwise available under Applicable Law.
11.14Waiver of Rule of Construction.
Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Supply Agreement. Accordingly, any rule of construction that any ambiguity in this Supply Agreement will be construed against the drafting Party will not apply.
11.15Construction; Rules of Construction.
Interpretation of this Supply Agreement will be governed by the following rules of construction: (a) words in the singular will be held to include the plural and vice versa, and words of one gender will be held to include the other gender as the context requires; (b) references to the terms “Section,” or “clause” are to a Section of this Supply Agreement unless otherwise specified; (c) the terms “hereof,” “hereby,” “hereto,” and derivative or clause or similar words refer to this entire Supply Agreement; (d) the word “including” and words of similar import when used in this Supply Agreement will mean “including without limitation,” unless otherwise specified; (e) the word “or” will not be exclusive; (f) references to “written” or “in writing” include in electronic form; (g) the titles and headings contained in this Supply Agreement are for reference purposes only and will not affect in any way the meaning or interpretation of this Supply Agreement; (h) the word “will” will be construed to have the same meaning and effect as the word “shall”; (i) references to “days” will mean calendar days, unless otherwise specified; and (j) a reference to any Person includes such Person’s successors and permitted assigns.
11.16Counterparts.
This Supply Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument. This Supply Agreement may be executed by facsimile, PDF format via email or other electronically transmitted signatures and such signatures will be deemed to bind each Party as if they were original signatures.
-------------[Signature page follows on the next page]-------------

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In Witness Whereof, the Parties have caused this Supply Agreement to be executed by their respective duly authorized officers as of the Effective Date.

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SERUM INSTITUTE OF INDIA PVT. LTD.
By:	/s/ [***]
(Signature)
Name:	[***]
Title:	[***]
NOVAVAX, INC.
By:	/s/ John A. Herrmann III
(Signature)
Name:	John A. Herrmann III
Title:	EVP, CLO

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SERUM LIFE SCIENCES LIMITED.
By:	/s/ [***]
(Signature)
Name:	[***]
Title:	[***]

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EXHIBIT A
FACILITIES
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit A setting forth the Facilities has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]
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EXHIBIT B
PRICING AND PAYMENTS
[Pursuant to Regulation S-K, Item 601(a)(5), this Exhibit B setting forth the Pricing and Payments has not been filed. The Registrant agrees to furnish supplementally a copy of any omitted schedules to the Securities and Exchange Commission upon request; provided, however, that the Registrant may request confidential treatment of omitted items.]

[***]

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